Exhibit 99.1

KARTOON STUDIOS REPORTS STRONG BUSINESS RESULTS WITH 8.2% SEQUENTIAL REVENUE GROWTH FOR Q4 2024 MARKING THIRD CONSECUTIVE QUARTERLY INCREASE

OPERATING EXPENSES DECREASED BY 57.4% IN 2024; OPERATING LOSS IMPROVED BY 76.5% IN 2024

KARTOON CHANNEL CONTINUES GROWTH IN VIEWERS, PLATFORMS, REVENUE, AND PROFITABILITY, WHILE CONTINUING TO LEAD ALL STREAMERS IN VIEWER RANKINGS IN APPLE APP STORE

THE COMPANY’S FAMILY AND KIDS’ AD UNIT, BEACON MEDIA GROUP, ACHIEVED PROFITABILITY IN 2024 WITH HIGH-EFFICIENCY ADS AND DATA-DRIVEN STRATEGIES, POISED FOR CONTINUING GROWTH IN 2025

UPCOMING ANIMATED SERIES, HUNDRED ACRE WOODS’ WINNIE AND FRIENDS, AND STAN LEE UNIVERSE’S THE EXCELSIORS, POISED FOR BROAD LAUNCHES IN 2025 AND 2026

BEVERLY HILLS, CALIF., March 31, 2025 – Kartoon Studios (NYSE American: TOON) today provided a business update for the fourth quarter of 2024, highlighting continued momentum in revenue growth across all units, substantial improvements in cost efficiency, and noteworthy progress toward profitability expected in 2025.

Key Financial Highlights for Q4 2024:

•	Total Revenue: Third consecutive quarter of revenue growth; Total revenue increased by 8.2% compared to Q3 2024 and 7.0% compared to Q4 2023, driven by consistent growth across all divisions.

•	Production Services Revenue: Surged by 44.7% in Q4 2024 compared to Q4 2023, reflecting strong demand for premium animation content at Mainframe animation production subsidiary.

•	Total Operating Expenses: Decreased by 66.0% in Q4 2024 compared to Q4 2023 and by 57.4% for the full year 2024 compared to 2023. This decrease in operating expenses reflects the effectiveness of continuing operational efficiency initiatives.

•	General & Administrative (G&A) Expenses: Decreased by 39.2% in Q4 2024 compared to Q4 2023 and by 28.6% for the full year 2024 compared to 2023.

•	Loss from Operations: Improved by 88.0% in Q4 2024 compared to Q4 2023 and by 76.5% for the full year 2024 compared to 2023, continuing the path towards profitability in 2025.

“In 2024, Kartoon Studios made significant progress across all core business segments and towards overall profitability in 2025 and beyond,” said Andy Heyward, CEO of Kartoon Studios. "Virtually all of our operating units have reached profitability, including tentpole children’s broadcaster, Kartoon Channel, tentpole family and kids advertising unit, Beacon Media, and Frederator Networks.”

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Mainframe Studios, Kartoon Studios’ largest revenue-generating unit, achieved a 44.7% revenue increase in Q4 2024 compared to Q4 2023, driven by strong demand for high-quality animation and a surge in contracted projects, across a wide breadth of clients, including Disney, Netflix, Sony Kids, PBS, Australian Broadcasting Company (ABC), Canadian Broadcasting Company (CBC), Mattel, and Spin Master Toys among others. Over 90% of its 2025 revenue target is already contracted, with a backlog of orders into 2026 expected to surpass 2025 levels. Mainframe Studios produces hit shows like Barbie, Coco Melon, Super Kitties, and Unicorn Academy and has consistently delivered highly successful children’s programs. As global demand for high-quality animation continues to grow, Mainframe’s ability to provide feature-film quality animation positions it as a cornerstone of Kartoon Studios’ long-term growth strategy, and profitability in 2025.

Kartoon Channel! and Frederator Networks (Toon Media Networks) delivered strong results and profit in 2024, significantly building upon 2023 through higher subscription revenues, distribution expansion, increasing advertising revenue, and high-performance diverse content offerings now including Peppa Pig, Super Mario Brothers, Shaq’s Garage, Yu Gi Oh, Gummy Bears, Rainbow Rangers, Roblox Rumble, and Minecraft: Journey to the End.

Kartoon Channel!’s remains the #1 ranked streamer in the Apple app store, rated by users, besting, You Tube Kids, Netflix, Disney+ and others, and continues to grow each quarter, based on its unrelenting focus on children’s safety. Kartoon Channel is now available in the US as well as 61 international markets, reaching more than 1.5 billion viewers worldwide across FAST Channels, VOD, and Smart TV, on platforms including Samsung+, Amazon Prime, Amazon Fire, Android, Tubi, Pluto, Roku, Google, Apple TV, Apple iOs, Comcast cable, Cox cable, and Star TV among others. Its emphasis on exclusive series, localized content, and ad-supported models drove substantial revenue growth. Meanwhile, the Company’s Frederator Networks, also turned profitable in 2024, and is now one of the largest global animation networks, generating billions of views across YouTube and viral hits on TikTok and other platforms. Its 2,000 exclusive creators and portfolio of original animated series on YouTube were instrumental in driving ad revenues. By focusing on short-form social media content to broaden reach and merchandising, Frederator’s originals attracted a loyal and engaged audience. Looking ahead to 2025, the network plans to expand its e-commerce capabilities on YouTube and social media by offering branded merchandise and digital collectibles, unlocking new revenue streams, and further enhancing profitability.

Mr. Heyward continued: “The expansion of Kartoon Channel! and Frederator Networks has executed a global content strategy that resonates with audiences worldwide, built on safety for children. As we enter new markets in Asia, Europe, and Latin America in 2025, we are now present in over 61 territories and have built significant pipelines for our content for the future. We are confident that our international growth strategy, always promoting safe and positive content, will strengthen revenue streams and solidify our position as a leader in children’s entertainment for years to come.”

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Meanwhile, creative development is focused on Kartoon Studios upcoming worldwide launch of the animated properties, Hundred Acre Wood’s Winnie and Friends, based on the A.A. Milne classic children’s property, Winnie-the-Pooh, and Stan Lee Universe’s upcoming The Excelsiors, the largest group of Stan Lee superheroes ever introduced. Under the Executive Producer oversights respectively of Linda Woolverton (Beauty and the Beast, Lion King, Maleficent), as well as Michael Uslan (Batman), the Company is expecting strong performance from these pedigreed properties for years to come and the proven creative teams leading them. Kartoon Studios Licensing and Merchandising with both Hundred Acre Wood’s Winnie and Friends and Stan Lee’s The Excelsiors is set to unlock substantial new revenue streams. The combination of beloved legacy brands and innovative new content look positions Kartoon Studios to capitalize on the continuing global demand for high-quality, safe, family-friendly entertainment.

“We have invested heavily in infrastructure, technology, and key creators with a proven track record of making large and highly profitable hits. We are confident we can begin seeing that investment's harvest now. It is worth noting that our CFO, Brian Parisi, was recognized recently as CFO of the Year by the Los Angeles Daily Business Journal. Also worth noting is that our family and kids’ ad unit, Beacon Media Group, achieved profitability in 2024 through high-efficiency ads and data-driven strategies and is poised for continued growth in 2025. Our commitment remains clear: to execute our vision for Kartoon Studios’ safe and positive content for children and families while delivering lasting growth and value for our shareholders,” concluded Mr. Heyward.

Brian Parisi, Kartoon Studios' Chief Financial Officer, commented, “Our financial performance in 2024 reflects the success of our disciplined approach to cost efficiencies. Significant reductions in operating expenses and G&A costs and improved efficiency across our divisions have substantially strengthened our bottom line and positioned us for profitable growth.”

“We remain focused on maintaining financial discipline while strategically investing in our most profitable areas, including premium content production, data-driven advertising, and licensing and merchandising. With a leaner expense structure, no long-term debt, and a robust pipeline of contracted revenue, we are well-positioned to capitalize on growth opportunities in 2025 and beyond. We aim to drive sustained revenue growth, expand profitability, and create long-term value for our shareholders."

Kartoon Studios reported revenue of $9.4 million and $32.6 million for the three months and year ended December 31, 2024, respectively. As of that date, the Company had current assets of $34.7 million, and total stockholders’ equity of $36.5 million. The Company had no Long-Term Debt as of December 31, 2024.

Complete details of Kartoon Studios’ financial results for the fourth quarter and full year ended December 31, 2024, are available in the Company’s Annual Report on Form 10-K, which has been filed with the Securities & Exchange Commission and is available on the Company’s website.

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About Kartoon Channel!

Kartoon Studios’ Kartoon Channel! is a family entertainment destination that delivers 1000s of episodes of carefully curated and safe family-friendly content. The channel features original content, including Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger, Rainbow Rangers, and Shaq’s Garage, starring Shaquille O’Neal and Rob “Gronk” Gronkowski. Kartoon Channel! also delivers animated classics for little kids, such as Peppa Pig Shorts, Mother Goose Club, Barney and Friends, Om Nom Stories, as well as content for bigger kids, like Angry Birds, Talking Tom & Friends and Yu-Gi-Oh!. Kartoon Channel! also offers STEM-based content through its Kartoon Classroom, including Baby Genius and more, as well as a Spanish language collection, KC En Espanol.

Kartoon Channel! and Ameba are available across multiple platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime Video, Amazon Fire, Roku, Apple TV, Apple iOS, Android TV, Android mobile, XBox, Pluto TV, Xumo, Tubi, YouTube, YouTube Kids and KartoonChannel.com, as well as Samsung and LG smart TVs.

Internationally, Kartoon Channel! is currently available in key territories around the world, including the UK, Italy, and Spain via Samsung TV Plus, India (Jio via Powerkids Entertainment), Africa and Sub-Sahara Africa (StarTimes), Australia and New Zealand (Samsung TV Plus), Germany (Waipu), Philippines (Tapp Digital), Mongolia (Mobinet Media), Malaysia (Astro), Indonesia (Linknet)

and Maldives (Dhiraagu). Additionally, Kartoon Channel! Branded blocks are currently available daily in 61 countries across the Middle East, Africa, Latin America, and Europe.

About Stan Lee

Kartoon Studios owns a controlling interest in Stan Lee Universe and manages all aspects of the Stan Lee brand including his name, likeness, signature, voice, and consumer products licensing, as well as characters created by Stan, post Marvel. Known by his signature phrase “Excelsior!,” Stan Lee is one of the most prolific and legendary creators of all time. As Marvel's editor-in-chief, Stan "The Man" Lee helped build a universe of interlocking continuity, one where fans felt as if they could turn a street corner and run into a superhero from Spider-Man to the Fantastic Four, Thor, Iron Man, the Hulk, the X-Men, and more. Stan went on to become Marvel’s editorial director and publisher in 1972 and was eventually named chairman emeritus. He was the co-creator of characters appearing in 4 of the top 10 box office movies of all time, which featured Spider-Man, Iron Man, the Hulk, Thor, Guardians of the Galaxy, Black Panther, and of course the Avengers, accounting for billions of dollars of revenue for Marvel and the Walt Disney Company. Among Stan’s many awards are the National Medal of Arts, awarded by President Bush in 2008, and the Disney Legends Award, received in 2017. He was also inducted into the comic industry’s Will Eisner Award Hall of Fame and Jack Kirby Hall of Fame.

About Kartoon Studios’ ‘Hundred Acre Woods’ Winnie-The-Pooh

Kartoon Studios’ “Hundred Acre Wood’s Winnie-the-Pooh” is based on the designs and stories of one of the most successful brands of all time, A.A. Milne’s Winnie-the-Pooh, a property that has generated approximately $80 billion in sales over the last four decades. The total lifetime revenues exceed those of Barbie, Harry Potter, Star Wars, Mickey Mouse, Peanuts, Teenage Mutant Ninja Turtles, Power Rangers, Marvel, and almost every major brand in the world.

Kartoon Studios’ Winnie-the-Pooh animated content is being developed with a unique ‘yarn-based’ design and palette for the characters and backgrounds, along with original modern stories inspired by Milne’s beloved classic books and two new female characters. The beautifully imagined yarn gives the characters depth and warmth. Additionally, the stories will be told in a ‘Seussian style’ rhyme to provide an enriched dimension to the stories.

About Mainframe Studios

Founded in 1993 and headquartered in Vancouver, Canada, Mainframe Studios created the very first entirely CG TV series, ReBoot. Since then, the company has produced more than 1,000 half-hour episodes for TV, over 60 feature-length projects, and two theatrical feature films. We have been innovators and creators since day one and have partnered with some of the biggest names in the business. The company’s creative-driven approach marries seamlessly with our rock-solid production processes, allowing us to deliver great storytelling that is both on time and on budget.

About Beacon Media Group

Beacon Media Group is a full-service marketing, communications, and media agency group focused on building meaningful connections between consumers and brands across diverse industries, including consumer products, entertainment, gaming, lifestyle, and technology. Beacon Communications’ integrated expertise brings brands' voices to the forefront and makes them part of influential consumer conversations through PR, social media, influencer marketing, and creative services. The Beacon Media division provides media research, strategic planning, and buying services across traditional and emerging platforms, including TV, CTV/OTT, VOD, OLV, Retail Media, Social, Gaming, Paid Influencer, Audio, and other leading Digital Media channels.

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About Kartoon Studios

Kartoon Studios (NYSE AMERICAN: TOON) is a global end-to-end creator, producer, distributor, marketer, and licensor of entertainment brands. The Company’s IP portfolio includes original animated content, including the Stan Lee brand, Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger, on Kartoon Channel! and Ameba; Shaq’s Garage, starring Shaquille O’Neal, on Kartoon Channel!; Rainbow Rangers on Kartoon Channel! and Ameba; the Netflix Original, Llama Llama, starring Jennifer Garner, and more.

In 2022, Kartoon Studios acquired Canada’s WOW! Unlimited Media and made a strategic investment becoming the largest shareholder in Germany’s Your Family Entertainment AG (FRA:RTV), one of Europe’s leading distributors and broadcasters of high-quality programs for children and families.

Toon Media Networks, the Company’s wholly owned digital distribution network, consists of Kartoon Channel!, Frederator Network, and Ameba. Kartoon Channel! is a globally distributed entertainment platform with near full penetration of the U.S. market. Kartoon Channel! and Ameba are available across multiple platforms, including iOS, Android Mobile, Web, Amazon Prime Video, Apple TV, Amazon Fire, Roku, Pluto TV, Comcast, Cox, Dish, Sling TV, Android TV, Tubi, Xumo, and Samsung and LG Smart TVs. Frederator Network owns and operates one of the largest global animation networks on YouTube, with channels featuring over 2000 exclusive creators and influencers, garnering billions of views annually.

For additional information, please visit www.kartoonstudios.com

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Forward-Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements and include statements regarding being poised for revenue growth and reaching sustained profitability in 2025 with rebound in animation production pipeline and continuing profit in children’s channel; system; releasing A.A. MILNE’S WINNIE-THE-POOH sneak peek animation trailer featuring two new female characters; development plans for Stan Lee’s The Excelsiors – one of the largest initial superhero ensemble creations by the legendary Stan Lee: launching the project as a graphic novel through Legible Comics, with concurrent development for television and film adaptations, overseen by industry icon and BATMAN Executive Producer, Michael Uslan: the collaboration with LiveOne (LVO: NASDAQ) to produce, publish, and distribute all music for its Winnie-the-Pooh films and series, including original songs, albums, and soundtracks; continuing to build on the positive results achieved in the first half of the year; the Company’s ability to expand its brand globally in 2025 and beyond; the Company’s belief that its initiatives reinforce its commitment to building a dynamic, diversified, children’s entertainment portfolio that resonates with audiences worldwide, positioning the Company for long-term success; the future success of Mainframe Studios; current initiatives guiding Kartoon Studios toward profitability in 2025; operating at a sustainable expense level for the foreseeable future; and being well-positioned to capitalize on future growth opportunities and deliver long-term value for shareholders;. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, the Company’s ability to sustain growth and profitability in 2025; the Company’s ability to expand its brand globally in 2025 and beyond; the ability of the Company to achieve profitability in 2025; the successful release of the Company’s Winnie-the-Pooh films and series; the successful production and release of the Company’s animated Christmas movie set to premiere December 24, 2025; the Company’s ability to obtain additional financing on acceptable terms, if at all; fluctuations in the results of the Company’s operations from period to period; general economic and financial conditions; the Company’s ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; the Company’s reliance on and relationships with third-party production and animation studios; the Company’s ability to market and advertise its products; the Company’s reliance on third-parties to promote its products; the Company’s ability to keep pace with technological advances; the Company’s ability to protect its intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@kartoonstudios.com

INVESTOR RELATIONS CONTACT:

ir@kartoonstudios.com

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